Exhibit 99.1

LEHMAN BROTHERS

Transaction

Date:	July 30, 2007
To:	Countrywide Home Loans, Inc.
Attention: Documentation Unit
From:	Lehman Brothers Special Financing Inc.
Mandy Lee - Confirmations Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9257

Ref. Numbers:    Risk ID: 1592399L / Effort ID: N1504265 / Global Deal ID: 3219397

Dear Sir or Madam:

The purpose of this communication (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Lehman Brothers Special Financing Inc. (“Party A”) and Countrywide Home Loans, Inc. (“Party B”) on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern.  For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:
General Terms:
Trade Date:	25 July, 2007
Effective Date:	30 July, 2007
Termination Date:
25 July, 2012
For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to no adjustment.

Notional Amount:	USD 566,748,100.00 – subject to adjustment in accordance with Appendix A attached hereto.
Floating Amounts:
Floating Amount Payer:	Party A
Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 August, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 month, except for the initial Calculation Period which shall be interpolation of 2 weeks and 1 month.
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Fixed Amounts:

Fixed Amount Payer:	Party B
Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 August, 2007 to and including the Termination Date, subject to no adjustment.
Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 August, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate:	5.45% per annum
Fixed Rate Day Count Fraction:	30/360

Business Days:	New York
Additional Payment:	Party A shall pay Party B the sum of USD 1,63 0,000.00 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.
Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Miscellaneous:
Calculation Agent:	As per the Agreement.
Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.
Account Details:
Account Details of Party A:	JPMorgan Chase Bank, New York ABA# 021000021 A/C of Lehman Brothers Special Financing Inc. A/C # 066-143-543
Account Details of Party B:	To be provided

 Risk ID:  1592399L / Effort ID:  1504265 / Global Deal ID:  3219397

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Countrywide Home Loans, Inc.
By: /s/ Anatoly Kozlov Name: Anatoly Kozlov Title:	By: /s/ Ellen Coleman Name: Ellen Coleman Title: Executive Vice President

 Risk ID:  1592399L / Effort ID:  1504265 / Global Deal ID:  3219397

Appendix A

*Calculation Periods from and including	*Calculation Periods up to but excluding	Notional Amount (USD)
30 July, 2007	25 August, 2007	566,748,100.00
25 August, 2007	25 September, 2007	546,763,500.00
25 September, 2007	25 October, 2007	527,483,600.00
25 October, 2007	25 November, 2007	508,883,500.00
25 November, 2007	25 December, 2007	490,939,300.00
25 December, 2007	25 January, 2008	473,627,900.00
25 January, 2008	25 February, 2008	456,926,900.00
25 February, 2008	25 March, 2008	440,814,800.00
25 March, 2008	25 April, 2008	425,270,800.00
25 April, 2008	25 May, 2008	410,275,000.00
25 May, 2008	25 June, 2008	395,807,900.00
25 June, 2008	25 July, 2008	381,851,000.00
25 July, 2008	25 August, 2008	368,386,200.00
25 August, 2008	25 September, 2008	355,396,200.00
25 September, 2008	25 October, 2008	342,864,300.00
25 October, 2008	25 November, 2008	330,774,300.00
25 November, 2008	25 December, 2008	319,110,600.00
25 December, 2008	25 January, 2009	307,858,200.00
25 January, 2009	25 February, 2009	297,002,500.00
25 February, 2009	25 March, 2009	286,529,600.00
25 March, 2009	25 April, 2009	276,426,000.00
25 April, 2009	25 May, 2009	266,678,700.00
25 May, 2009	25 June, 2009	257,275,100.00
25 June, 2009	25 July, 2009	248,203,100.00
25 July, 2009	25 August, 2009	239,451,000.00
25 August, 2009	25 September, 2009	231,007,500.00
25 September, 2009	25 October, 2009	222,861,700.00
25 October, 2009	25 November, 2009	215,003,200.00
25 November, 2009	25 December, 2009	207,421,800.00
25 December, 2009	25 January, 2010	200,107,700.00
25 January, 2010	25 February, 2010	193,051,500.00
25 February, 2010	25 March, 2010	186,244,100.00
25 March, 2010	25 April, 2010	179,676,800.00
25 April, 2010	25 May, 2010	173,341,100.00
25 May, 2010	25 June, 2010	167,228,800.00
25 June, 2010	25 July, 2010	161,332,000.00
25 July, 2010	25 August, 2010	155,643,100.00
25 August, 2010	25 September, 2010	150,154,800.00
25 September, 2010	25 October, 2010	144,860,100.00
25 October, 2010	25 November, 2010	139,752,100.00
25 November, 2010	25 December, 2010	134,824,200.00
25 December, 2010	25 January, 2011	130,070,000.00
25 January, 2011	25 February, 2011	125,483,500.00
25 February, 2011	25 March, 2011	121,058,700.00
25 March, 2011	25 April, 2011	116,789,900.00
25 April, 2011	25 May, 2011	112,671,700.00
25 May, 2011	25 June, 2011	108,698,700.00
25 June, 2010	25 July, 2011	104,865,800.00
25 July, 2011	25 August, 2011	101,168,000.00
25 August, 2011	25 September, 2011	97,600,600.00
25 September, 2011	25 October, 2011	94,159,000.00
25 October, 2011	25 November, 2011	90,838,800.00
25 November, 2011	25 December, 2011	87,635,700.00
25 December, 2012	25 January, 2012	84,545,500.00
25 January, 2012	25 February, 2012	81,564,300.00
25 February, 2012	25 March, 2012	78,688,200.00
25 March, 2012	25 April, 2012	75,913,500.00
25 April, 2012	25 May, 2012	73,236,600.00
25 May, 2012	25 June, 2012	70,654,100.00
25 June, 2012	25 July, 2012	68,162,700.00

*with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.

 Risk ID:  1592399L / Effort ID:  1504265 / Global Deal ID:  3219397